EXHIBIT 99.2

                           SHAREHOLDER AGREEMENT

                  This Shareholder Agreement (this "Agreement") is made and entered into as of October 15, 2001, by and between Union Pacific
Corporation, a Utah corporation ("Parent"), and Harold R. Tate (the "Shareholder").

                  WHEREAS, concurrently herewith, Motor Cargo Industries, Inc., a Utah corporation (the "Company"), Parent and Motor Merger Co., a Utah corporation and wholly owned subsidiary of Parent ("Merger Sub"), are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), and pursuant to the Merger Agreement, Parent is offering to exchange (the "Offer") each outstanding share of common stock, no par value, of the Company ("Company Shares"), for, at the election of the holder thereof, either (A) 0.26 of a share of common stock, par value $2.50 per share, of Parent ("Parent Common Stock"), or (B) $12.10 in cash.

                  WHEREAS, upon consummation of the Offer and pursuant to the terms of the Merger Agreement, the Company will be merged with and into Merger Sub (the "Merger"), with Merger Sub continuing as the surviving corporation, and outstanding shares of Company Stock will be converted into the right to receive $12.10 per share;

                  WHEREAS, as of the date hereof, Shareholder (1) owns of record that number of Company Shares appearing under Column A on Schedule A attached hereto (such Company Shares, together with all other shares of capital stock or other securities of the Company acquired by such Shareholder hereafter, whether acquired upon the exercise of options or by purchase, dividend, distribution, stock split, recapitalization, exchange or otherwise, and all securities into which or for any or all of such Company Shares may be changed or exchanged, now or in the future, are collectively referred to as the "Shareholder's Shares"), and (2) Beneficially Owns, and possesses the sole power to vote and sole power of disposition with respect to, the number of Shareholder's Shares appearing under Column B on Schedule A attached hereto (such shares, together with all other shares of capital stock or other securities of the Company as to which such Shareholder hereafter acquires Beneficial Ownership are collectively referred to as the "Beneficially Owned Shares" and, together with the Shareholder's Shares, the "Committed Shares"); and

                  WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement and make the Offer and effect the Merger, Parent and Merger Sub have required that Shareholder agree, and Shareholder hereby agrees, to enter into the agreements set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing, the mutual promises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:


                                 ARTICLE I

                          COVENANTS OF SHAREHOLDER

                  Section 1.1 Agreement to Tender and Elect Stock. Shareholder hereby agrees to validly tender (or cause the record owner of such shares, as applicable, to validly tender), pursuant to and in accordance with the terms of the Offer, but in no event later than ten business days after the date on which Parent commences the Offer, all of the Committed Shares, by physical delivery of the certificates therefor, and to not withdraw any of the Committed Shares, except following termination of the Offer pursuant to its terms or expiration of this Agreement pursuant to Section 4.1 hereof. Shareholder shall irrevocably elect to receive only Parent Common Stock in exchange for each Committed Share so tendered and shall not modify or otherwise change, or seek to modify or change, such election.

                  Section 1.2 Agreement to Vote. Unless Parent consents or requests otherwise, Shareholder hereby agrees that he shall, and shall cause the holder(s) of record of the Beneficially Owned Shares on any applicable record date to, from time to time, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of shareholders of the Company, however called, or in connection with any written consent of the holders of Company Shares, or in any other circumstances upon which a vote, consent or approval with respect to the Merger, the Merger Agreement or any of the transactions contemplated thereby are sought, (a) if a meeting is held, appear at such meeting or otherwise cause the Committed Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote (or cause to be voted), in person or by proxy, or consent (or cause to be consented) the Committed Shares, and any other voting securities of the Company (whether acquired heretofore or hereafter) as to which such Shareholder has, directly or indirectly, the right to vote or direct the voting, in favor of the Merger, the Merger Agreement and the other transactions contemplated hereby and by the Merger Agreement.

                  Section 1.3 Other Votes. Unless Parent consents or requests otherwise, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of shareholders of the Company, however called, or in connection with any written consent of the holders of Company Shares, or in any other circumstances in which a vote, consent or approval of any of the shareholders of the Company is sought, Shareholder hereby agrees that he shall vote (or cause to be voted) or consent (or cause to be consented) the Committed Shares against (a) any merger agreement, merger, consolidation, combination, sale or issuance of securities, sale or other disposition of substantial assets, spin-off, reorganization, recapitalization, dissolution, liquidation or winding up of, by or involving the Company or any of its subsidiaries (other than the Merger Agreement and the Merger), (b) any Acquisition Proposal and (c) any amendment or modification of the Articles of Incorporation or Bylaws of the Company or of any of its subsidiaries or other proposal or transaction involving the Company or any of its subsidiaries which is reasonably likely to, in any manner, directly or indirectly, materially impair the ability of Parent, Merger Sub or the Company to consummate, or to prevent or materially delay the consummation of, the Offer, the Merger or the other transactions contemplated by the Merger Agreement (collectively, the "Negative Voting Matters"). Shareholder further agrees not to commit or agree to take any action inconsistent with any of the foregoing.

                  Section 1.4 Grant of Proxy. (a) Shareholder, by this Agreement, with respect to the Committed Shares, does hereby make, constitute and appoint Parent, or any nominee of Parent, with full power of substitution and resubstitution, to the fullest extent of Shareholder's rights with respect to the Committed Shares (including any and all other shares or securities issued or issuable in respect thereof on or after the date hereof) as his true and lawful attorney and proxy, for and in his name, place and stead, to exercise all voting and other rights (including, the power to execute and deliver written consents with respect to the Committed Shares) of each of the Committed Shares as his proxy, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of shareholders of the Company, however called, or in connection with any written consent of the holders of Company Shares, or in any other circumstances in which a vote, consent or approval of any of the shareholders of the Company is sought (including the right to sign his name (as shareholder) to any consent, certificate or other document relating to the Company that the law of the State of Utah may permit or require) (i) in favor of the Merger, the Merger Agreement, this Agreement and the other transactions contemplated hereby and by the Merger Agreement, (ii) against any Negative Voting Matter or any other action or agreement that would result in a breach or inaccuracy of, or failure to fulfill, any covenant, representation, warranty, obligation or agreement of the Company under the Merger Agreement, and (iii) in favor of any other matter necessary for the consummation of the Offer and the other transactions contemplated by the Merger Agreement and this Agreement. Shareholder further agrees to cause the Committed Shares to be voted or consented in accordance with the foregoing.

                  (b) The proxy hereby granted by Shareholder to Parent, or any nominee of Parent, is granted as of the date hereof in order to secure the obligations of Shareholder provided for herein and is irrevocable and coupled with an interest in such obligations and is granted in consideration of Parent's entering into this Agreement and the Merger Agreement. This proxy will terminate upon the termination of this Agreement in accordance with its terms.

                  (c) Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. Shareholder authorizes Parent, or any nominee of Parent, to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the shareholders of the Company.

                  (d) Upon the execution hereof, all prior proxies in conflict with this proxy given by the undersigned with respect to the Committed Shares (including any and all other shares or securities issued or issuable in respect thereof on or after the date hereof) are hereby revoked.

                  Section 1.5 No Inconsistent Agreements. Shareholder hereby covenants and agrees: (a) (i) that except as contemplated by this Agreement and the Merger Agreement, Shareholder has not entered any voting agreement, voting trust or similar understanding or obligation, whether written or oral, with respect to any of the Committed Shares, or (ii) that any voting agreement, voting trust, proxy or power of attorney he has previously entered into or granted with respect to the Committed Shares has expired or been revoked or terminated, and (b) that Shareholder shall not, at any time while this Agreement remains in effect, (i) enter into any voting agreement or voting trust with respect to any of the Committed Shares, or (ii) grant a proxy or power of attorney with respect to any of the Committed Shares. This Agreement supersedes any and all durable powers of attorney or similar arrangements that Shareholder may have entered into with respect to the Committed Shares.

                  Section 1.6 No Transfers. Shareholder agrees not to, directly or indirectly, (a) donate, pledge, encumber, issue, sell, transfer, assign, or otherwise dispose of, in any manner (including by gift, operation of law, merger, consolidation or reorganization, whether voluntary or involuntary) (collectively, "Transfer") to any person, or (except for this Agreement) enter into any contract, agreement, commitment, option or other arrangement (including any profit-sharing arrangement) (a "Contract") with respect to the Transfer of, any of the Committed Shares,
(b) except for this Agreement, grant any proxy or enter into any Contract (including any voting arrangement relating to any of the Committed Shares),
(c) change, modify or alter in any manner, or agree to change, modify or alter in any manner, the Beneficial Ownership of any of the Committed Shares, or (d) seek, solicit, commit or agree to take any of the actions described in this Section 1.6. Shareholder will not request that the Company or its transfer agent register the Transfer (book entry or otherwise) of any certificated or uncertificated interest representing any of the Committed Shares, and Shareholder hereby consents to the entry or issuance of stop transfer instructions by the Company of any Transfer of any of the Committed Shares. Shareholder agrees to immediately notify Parent and to provide all details reasonably requested by Parent if such Shareholder is approached or solicited, directly or indirectly, by any person with respect to any of the foregoing.

                  Section 1.7 No Solicitation. Shareholder hereby agrees that he shall, and shall cause his Representatives to, immediately cease and terminate any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any Third Party conducted heretofore by Shareholder or his Representatives with respect to any Acquisition Proposal and Shareholder shall not, and Shareholder shall cause his Representatives not to, directly or indirectly, (a) solicit, initiate or knowingly encourage (including by way of furnishing information), or knowingly take any other action to facilitate, any inquiries or the making or submission of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; (b) enter into any agreement, arrangement or understanding with respect to any Acquisition Proposal or enter into any agreement, arrangement or understanding requiring Shareholder to abandon, terminate or fail to consummate the exchange of the Committed Shares pursuant to the Offer or the Merger or any other transaction contemplated by this Agreement; (c) participate or engage in any discussions or negotiations with any Third Party relating to an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal or accept an Acquisition Proposal; or
(d) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Proposal. Any and all action taken by Shareholder, in his capacity as an officer or director of the Company, in accordance with
Section 6.4 or Section 6.5 of the Merger Agreement, to the extent inconsistent with this Section 1.7, shall be deemed not to violate this
Section 1.7.

                  Section 1.8 Best Efforts. Shareholder shall use his best efforts to take, or cause to be taken, all actions, execute and deliver all instruments, and do, cause to be done, and assist and cooperate with the Company, Parent and Merger Sub in doing, all things necessary, proper or advisable to consummate and effect completely, in the most expeditious manner practicable, the Offer, the Merger, the Merger Agreement, this Agreement and the other transactions contemplated hereby and thereby (except in his capacity as a director or officer to the extent as otherwise permitted by Section 6.4 and Section 6.5 of the Merger Agreement).

                  Section 1.9 Acquisition of Additional Shares. Shareholder agrees to promptly notify Parent in writing of the nature and amount of any acquisition by Shareholder of any capital share or securities of the Company acquired directly or indirectly by Shareholder on or after the date hereof.

                  Section 1.10 Documents Delivered. Shareholder acknowledges receipt of a copy of the Merger Agreement and all exhibits, annexes and schedules thereto.

                  Section 1.11 Disclosure. Shareholder hereby permits the Company, Merger Sub and Parent to publish and disclose in the Offer Documents and, if approval of the Company's shareholders is required under applicable law, the Proxy Statement (including all documents and schedules filed with the Securities and Exchange Commission) his identity and ownership of the Committed Shares and the nature of his commitments, arrangements and understandings under this Agreement.


                                ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

         Shareholder represents and warrants to Parent as follows:

                  Section 2.1 Authorization; Validity of Agreement. Shareholder has full power and authority to execute and deliver this Agreement, to perform Shareholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Shareholder of this Agreement and the consummation by Shareholder of the transactions contemplated hereby have been duly and validly authorized by Shareholder and no other actions or proceedings on the part of Shareholder are necessary to authorize the execution and delivery by him of this Agreement and the consummation by him of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Shareholder and assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and by general equitable principals. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform such Agreement.

                  Section 2.2 Ownership. Shareholder has, and at all times prior to the termination of this Agreement or the acceptance by Parent of the validly tendered Committed Shares will have, and will convey to Parent in the Offer, good and valid title, free and clear of any Liens, mortgages, hypothecations, adverse interests, encroachments, title defects, or other restrictions or limitations of any nature whatsoever to (a) the number of Company Shares, of which Shareholder is the sole and lawful record owner, set forth under Column A on Schedule A attached hereto, and (b) the number of Company Shares, of which Shareholder is the sole and lawful Beneficial Owner, set forth under Column B on Schedule A attached hereto. The Company Shares set forth under Column A and Column B on Schedule A attached hereto constitute all of the capital stock and other securities of the Company owned of record or Beneficially Owned by such Shareholder as of the date hereof. Except as set forth on Schedule A attached hereto, Shareholder does not own any options to purchase, warrants or rights to subscribe for or otherwise acquire any securities of the Company. Shareholder has, and at all times prior to termination of this Agreement will have, sole voting power and sole power to issue instructions with respect to the matters set forth in Article I hereof, sole power of disposition, sole power of conversion and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Committed Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. The terms "Beneficially Own," "Beneficially Owned," "Beneficial Ownership" and similar terms with respect to any securities shall mean having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). None of the Committed Shares is currently subject to any voting trust, proxy or other contract, arrangement or restriction with respect to the voting or disposition of the Committed Shares, except as expressly contemplated by this Agreement.

                  Section 2.3 No Conflict; Consents. Neither the execution, delivery or performance by Shareholder of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by Shareholder with any of the provisions hereof will (a) require the Consent of any Governmental Authority or any other person, (b) violate any Law applicable to the Shareholder or any of his properties or assets, or (c) conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Shareholder under, (i) any contract, instrument, agreement or decree or other judicial determination to which Shareholder is a party or by which he or any of his assets or properties are bound, or (ii) any applicable Law.

                  Section 2.4 Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Parent, Merger Sub or the Company in respect of this Agreement based upon any contract, agreement or understanding made by or on behalf of Shareholder.

                  Section 2.5 No Group. Shareholder is acting individually and not as part of a "group," as defined in the Exchange Act.


                                ARTICLE III

                     TAX-FREE REORGANIZATION TREATMENT

                  Section 3.1 Representation of Shareholder. Shareholder has not taken or agreed to take any action, and does not know of any fact, circumstance, plan or intention that will, or would be reasonably likely to, prevent the Transaction from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

                  Section 3.2 Representation of Parent. Neither Parent nor any of its subsidiaries, including Merger Sub, has taken or agreed to take any action, or knows of any fact, circumstance, plan or intention that will, or would be reasonably likely to, prevent the Transaction from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

                  Section 3.3 Reasonable Best Efforts. Each party hereto shall use its reasonable best efforts to cause the Transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

                  Section 3.4 Continuing Interest. Prior to the Effective Time, Shareholder will not sell, exchange or otherwise transfer ownership (including by derivative transactions such as an equity swap which would have the economic effect of a transfer of ownership) to Parent, the Company or any person related to either of them within the meaning of Section 1.368-1(e)(3) of the Treasury Regulations, directly or indirectly (including through partnerships or through third parties in connection with a plan to so transfer ownership), any of the Parent Common Stock received by him in the Offer. Following the Effective Time, there is no plan or intention on the part of Shareholder to sell, exchange or otherwise transfer ownership (including by derivative transactions such as an equity swap which would have the economic effect of a transfer of ownership) to Parent, Merger Sub or any person related to either of them within the meaning of Section 1.368-1(e)(3) of the Treasury Regulations, directly or indirectly (including through partnerships or through third parties in connection with a plan to so transfer ownership), any of the Parent Common Stock received by him in the Offer. Shareholder understands that, for purposes of this representation, (i) a corporation that is a partner in a partnership will be treated as owning or acquiring any stock owned or acquired, as the case may be, by the partnership and as having furnished its share of any consideration furnished by the partnership to acquire the stock, in each case, in accordance with its interest in the partnership and
(ii) any reference to Parent or the Company includes a reference to any successor or predecessor of such corporation, except that the Company is not treated as a predecessor of Parent and Parent is not treated as a successor of the Company.

                  Section 3.5 Expenses. Except as otherwise provided in the Merger Agreement, Shareholder will pay his respective expenses, if any, incurred in connection with or as part of the Transaction, and in no event will any such expenses be paid or reimbursed by Parent or Merger Sub. Shareholder will not permit the Company to assume, directly or indirectly, any expenses or liabilities, whether fixed or contingent, of Shareholder in connection with the Transaction except as provided in the Merger Agreement.

                  Section 3.6 Compensation. None of the compensation received (or to be received) by Shareholder, if any, represents separate consideration for, or is allocable to, any of the Company Shares to be surrendered by Shareholder in the Transaction. None of the Parent Common Stock or cash that has been or will be received by Shareholder in the Transaction represents separately bargained-for consideration which is allocable to any employment agreement or similar arrangement.


                                ARTICLE IV

                               MISCELLANEOUS

                  Section 4.1 Termination. This Agreement and the parties' obligations hereunder (including the proxies granted hereunder) shall terminate on the earliest of (a) the payment for all of the Committed Shares pursuant to the Offer by Parent, or (b) termination of the Merger Agreement pursuant to Section 8.1 thereof, provided, however, that in any event this Agreement (other than Article III hereof) shall terminate no later than the first anniversary of the date hereof, provided, further, that the provisions of Article III of this Agreement shall not terminate as described above but shall survive any such termination. No such termination of this Agreement shall relieve any party hereto from any liability for any breach or violation of, or misrepresentation in, this Agreement prior to termination.

                  Section 4.2 Further Assurances. Shareholder will, from time to time and without further consideration, execute and deliver, or cause to be executed and delivered, such additional or further Consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                  Section 4.3 Expenses. Each party hereto shall pay their own expenses incurred in connection with this Agreement.

                  Section 4.4 Capitalized Terms and Other Terms.
Capitalized terms used in this Agreement that are not defined herein shall have such meanings as set forth in the Merger Agreement.

                  Section 4.5 Waiver of Appraisal Rights. Shareholder hereby waives any rights of appraisal with respect to, or rights to dissent from, the Merger that he may have.

                  Section 4.6 Shareholder Capacity. Shareholder is executing this Agreement solely in his capacity as an owner of Company Shares, and nothing herein shall limit or affect any actions taken by Shareholder solely in his capacity as an officer or director of the Company.

                  Section 4.7 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile, receipt confirmed, or when received if sent by overnight courier or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                         (i) if to Shareholder, to the address set forth on the signature page hereto;

                         (ii) if to Parent or Merger Sub, to:

                           Union Pacific Corporation
                           1416 Dodge Street, Room 1230
                           Omaha, Nebraska 68179
                           Attention:  Carl W. von Bernuth
                           Telecopy:   401-271-6633

                           with a copy to (but which shall not constitute notice to Parent):

                           Overnite Transportation Company
                           1000 Semmes Avenue
                           P.O. Box 1216
                           Richmond, Virginia 23224
                           Attention:  Pat Hanley
                           Telecopy:   804-231-8312

                           with a copy to (but which shall not constitute notice to Parent or Merger Sub):

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, New York  10036
                           Attention:  Paul T. Schnell, Esq.
                                       Richard J. Grossman, Esq.
                           Telecopy:  212-735-2000

                  Section 4.8 Binding Effect; Permitted Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, beneficiaries and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto prior to the termination of this Agreement without the prior written consent of the other parties hereto, which consent may be withheld in the sole and absolute discretion of the party requested to consent.

                  Section 4.9 Governing Law. This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the internal laws of, the State of Utah, without regard to the conflict of laws rules thereof.

                  Section 4.10 Submission to Jurisdiction; Waivers. Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or such party's successors or assigns may be brought and determined in the federal and state courts located in Salt Lake City, Utah and each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for such party and in respect to such party's property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that such party is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that such party or such party's property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

                  Section 4.11 Waiver of Jury Trial. Each of parties hereto hereby irrevocably waives all right to a trial by jury in any action, proceeding, or counterclaim arising out of or related to this Agreement or the transactions contemplated hereby.

                  Section 4.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which together be deemed an original, but both of which together shall constitute one and the same instrument.

                  Section 4.13 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties as set forth in this Agreement and shall not in any way affect the meaning or interpretation of this Agreement. As used in this Agreement, (a) the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an association, an unincorporated organization, a Governmental Authority and any other entity or group (as defined in the Exchange Act), (b) unless otherwise specified herein, the term "affiliate," with respect to any person, shall mean and include any person controlling, controlled by or under common control with such person, (c) the term "subsidiary" of any specified person shall mean any corporation, any of the outstanding voting power of which, or any partnership, joint venture, limited liability company or other entity any of the total equity interest of which, is directly or indirectly owned by such specified person, other than in any such case any entity which may be deemed to be a "subsidiary" of such specified person solely by reason of the ownership of equity securities of such entity which are registered under the Exchange Act and held by such specified person for investment purposes only, and (d) the term "including" shall mean "including, without limitation."

                  Section 4.14 Entire Agreement. This Agreement, the Merger Agreement, and the annexes, schedule, exhibits, documents or instruments referred to herein and therein, and any other written agreement entered into contemporaneously herewith embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to therein. This Agreement and such other agreements supersede all prior agreements and the understandings between the parties with respect to such subject matter.

                  Section 4.15 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction.

                  Section 4.16 Specific Performance. Shareholder agrees that (a) Parent and its affiliates would be irreparably harmed by a breach or threatened breach of this Agreement by Shareholder and (b) monetary remedies would be inadequate to protect Parent and its affiliates against any actual or threatened breach of this Agreement by Shareholder. Without prejudice to any other rights and remedies otherwise available to Parent, Shareholder agrees to the granting of equitable relief, including injunctive relief and specific performance, in Parent's favor without proof of actual damages as a remedy for any breach or threatened breach. Shareholder further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. No failure or delay by Parent in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

                  Section 4.17 Third-Party Beneficiaries. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party; provided, however, that the parties hereto specifically acknowledge that the provisions of Section 1.11 hereof are intended to be for the benefit of the Company and Merger Sub.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                         UNION PACIFIC CORPORATION


                         By:   /s/ Carl W. von Bernuth
                            ------------------------------------------
                         Name:     Carl W. von Bernuth
                         Title:    Senior Vice President,
                                   General Counsel and
                                   Secretary


                                  /s/ Harold R. Tate
                                  ------------------------------------
                       Name:          Harold R. Tate
                       Address:       c/o Motor Cargo Industries, Inc.
                                      845 West Center Street
                                      North Salt Lake City, Utah  84054
                       Telecopy:      801-299-5225





                                                                 SCHEDULE A


                               Harold R. Tate



           Column A                                        Column B
   Number of Company Shares                        Number of Company Shares
        Owned of Record                               Beneficially Owned
                                                    (all of which are held
                                                  of record by Shareholder)

         3,858,000                                       3,858,000